EXHIBIT 10.12


                                        H. IRWIN LEVY



June 29, 2001




nStor Technologies, Inc.
10140 Mesa Rim Road
San Diego, CA  92121

Gentlemen:

The maturity dates of the following notes due to H. Irwin Levy from nStor Technologies, Inc. are hereby extended to August 31, 2001:

        Subordinated Promissory Note for $100,000, dated May 16, 2001

        Subordinated Promissory Note for $250,000, dated May 21, 2001

        Subordinated Promissory Note for $375,000, dated May 30, 2001

        Subordinated Promissory Note for $75,000, dated June 5, 2001


All other terms of the notes remain the same.


                                    /s/ H. Irwin Levy

                                   ----------------------------
                                   H. Irwin Levy

HIL:bf